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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 27, 1997



                           EAGLE USA AIRFREIGHT, INC.
             (Exact name of registrant as specified in its charter)




       Texas                             0-27288                76-0094895
(State or other jurisdiction of       (Commission            (I.R.S. Employer
         incorporation)               File Number)         Identification No.)



                                 3214 Lodestar
                              Houston, Texas 77032
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (281) 821-0300





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ITEM 5.       OTHER EVENTS.

              On January 27, 1997, Eagle USA Airfreight, Inc. (the "Company") issued a press release (the "Press Release") containing its earnings report for the quarter ended December 31, 1996. The Press Release is included as an exhibit to this Report and is incorporated herein by reference.

              Disclosure Regarding Forward Looking Statements. This Report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Report are forward-looking statements, including, without limitation, the statements by James R. Crane in the Press Release regarding significant business opportunities within the domestic freight forwarding business, the provision of high quality customized transportation services and the growing network of Company terminals. Such statements involve risks and uncertainties, including, but not limited to, those relating to the Company's dependence on its ability to attract and retain skilled managers and other personnel; the intense competition within the freight industry; the uncertainty of the Company's ability to manage and continue its growth and implement its business strategy; the Company's dependence on the availability of cargo space to serve its customers; the potential for liabilities if certain independent owner/operators that serve the Company are determined to be employees; effects of regulation; results of litigation; the Company's vulnerability to general economic conditions and dependence on its principal customers; the control by the Company's principal shareholder; the Company's potential exposure to claims involving its local pick-up and delivery operations; the Company's future financial and operating results, cash needs and demand for its services; and the Company's ability to maintain and comply with permits and licenses; as well as other factors detailed in the Company's filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              The following exhibit is filed herewith:

99 Press release dated January 27, 1997 relating to earnings for the quarter ended December 31, 1996.





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                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EAGLE USA AIRFREIGHT, INC.



                                         By: /s/ DOUGLAS A. SECKEL
                                             -----------------------------------
                                              Douglas A. Seckel
                                              Chief Financial Officer, Secretary
                                              and Treasurer



Date: February 6, 1997





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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
99            Press release dated January 27, 1997 relating to earnings for the quarter ended December 31, 1996.
